File No. 333-104570
Effective February 7, 2005 the
Company changed its name from
Afrikander Lease Limited to
Aflease Gold and Uranium
Resource Limited as well as the
American Depositary shares
(ADS) Ratio Changed from 1:1
(One ADS Equaling One Ordinary
Share) to 1:10 (One Ads Equaling
10 Ordinary Shares)

EXHIBIT A

FORM OF DEPOSITARY RECEIPT
No. ______
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one deposited Share)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
PAR VALUE OF TEN SOUTH
AFRICAN CENTS EACH OF
THE AFRIKANDER LEASE
LIMITED
(INCORPORATED UNDER THE
LAWS OF SOUTH AFRICA)
The Bank of New York as depositary
(the Depositary), hereby certifies that
________, or registered assigns IS THE
OWNER OF ____.
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary shares
(herein called Shares) of The
Afrikander Lease Limited, incorporated
under the laws of South Africa (the
Company).  At the date hereof, each
American Depositary Share represents
one Share which is either deposited or
subject to deposit under the deposit
agreement at the Johannesburg, South
Africa offices of Amalgamated Banks of
South Africa Limited, First National
Bank, S.A., Societe Generale South
Africa Limited, Standard Bank of South
Africa, Nedcor Limited and Mercantile
Bank Limited (each a Custodian).  The
Depositarys Corporate Trust Office is
located at a different address than its
principal executive office.  Its Corporate
Trust Office is located at 101 Barclay
Street, New York, N.Y. 10286, and its
principal executive office is located at
48 Wall Street, New York, N.Y. 10286.
THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT
This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon the
terms and conditions set forth in
the deposit agreement, dated as
of            , 2002 (herein called
the Deposit Agreement), by
and among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash
from time to time received in
respect of  such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file at
the Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.
The statements made on the face
and reverse of this Receipt are
summaries of certain provisions
of the Deposit Agreement and
are qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.
In the event of any difference
between the statements made on
the face or reverse of this
Receipt and the provisions of
the Deposit Agreement, the
provisions of the Deposit
Agreement shall be dispositive.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES
Upon surrender at the Corporate
Trust Office of the Depositary
of this Receipt, and upon
payment of the fees of the
Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Companys
Articles of Association, the
Deposited Securities and
applicable law, the Owner
hereof is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.  Delivery
of such Deposited Securities
may be made by the delivery of
(a) certificates in the name of
the Owner hereof or as ordered
by him or by the delivery of
certificates properly endorsed or
accompanied by proper
instruments of transfer and
(b) any other securities, property
and cash to which such Owner
is then entitled in respect of this
Receipt.  Such delivery will be
made at the option of the Owner
hereof, either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be
at the risk and expense of the
Owner hereof.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer or
accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and the
expenses of the Depositary and
upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt may
be split into other such Receipts,
or may be combined with other
such Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or
Receipts surrendered.  As a
condition precedent to the
execution and delivery,
registration of transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the Shares
or the presentor of the Receipt
of a sum sufficient to reimburse
it for any tax or other
governmental charge and any
stock transfer or registration fee
with respect thereto (including
any such tax or charge and fee
with respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt, may
require the production of proof
satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations
the Depositary may establish
consistent with the provisions of
the Deposit Agreement or this
Receipt, including, without
limitation, this Article 3.
The delivery of Receipts against
deposits of Shares generally or
against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books
of the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject to
the provisions of the following
sentence.  Notwithstanding
anything to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary
delays caused by closing the
transfer books of the Depositary
or the Company or the deposit
of Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment of
fees, taxes and similar charges,
and (iii) compliance with any
U.S. or foreign laws or
governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities. Without limitation of
the foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities Act
of 1933, unless a registration
statement is in effect as to such
Shares.
4.	LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR
TAXES
If any tax or other governmental
charge shall become payable
with respect to any Receipt or
any Deposited Securities
represented hereby, such tax or
other governmental charge shall
be payable by the Owner or
Beneficial Owner hereof to the
Depositary.  The Depositary
may refuse to effect any transfer
of this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or
Beneficial Owner hereof any
part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable for
any deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES
Every person depositing Shares
under the Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and, if applicable, each
certificate therefor are validly
issued, fully paid, non
assessable, and free of any
preemptive or similar rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that such Shares and
the Receipts evidencing
American Depositary Shares
representing such Shares are not
Restricted Securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION
Any person presenting Shares
for deposit or any Owner or
Beneficial Owner of a Receipt
may be required from time to
time to file with the Depositary
or the Custodian such proof of
citizenship or residence,
exchange control approval proof
of legal or beneficial ownership
of Receipts, Deposited
Securities or other securities,
proof of the identity of any
person legally or beneficially
interested in the Receipt and the
nature of such interest, proof of
compliance with all applicable
laws and regulations and
provisions of or governing
Deposited Securities and the
terms of the Deposited
Agreement, or such information
relating to the registration on the
books of the Company or the
Foreign Registrar, if applicable,
to execute such certificates and
to make such representations
and warranties, as the
Depositary may deem necessary
or proper.  The Depositary may,
withhold the delivery or
registration of transfer of any
Receipt or the distribution of
any dividend or sale or
distribution of rights or of the
proceeds thereof or the delivery
of any Deposited Securities
until such proof or other
information is filed or such
certificates are executed or such
representations and warranties
are made to the Depositarys
satisfaction.  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary
(which may be an opinion of
counsel) that any necessary
approval has been granted by
any governmental body in South
Africa which is then performing
the function of the regulation of
currency exchange.
7.	CHARGES OF
DEPOSITARY
The Company agrees to pay the
fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.
The following charges shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split declared
by the Company or an exchange
of stock regarding the Receipts
or Deposited Securities or a
distribution of Receipts pursuant
to Section 4.3 of the Deposit
Agreement), whichever
applicable:  (1) taxes and other
governmental charges, (2) such
registration fees as may from
time to time be in effect for the
registration of transfers of
Shares generally on the Share
register of the Company or
Foreign Registrar and applicable
to transfers of Shares to the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement, (3) such cable, telex
and facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.5 of the Deposit
Agreement, (5) a fee of $5.00 or
less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the
Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.5 or 6.2 of the
Deposit Agreement, (6) a fee of
$.02 or less per  American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
the Deposit Agreement
including, but not limited to,
Sections 4.1 through 4.4 of the
Deposit Agreement, (7) a fee for
the distribution of securities
pursuant to Section 4.2 of the
Deposit Agreement, such fee
being in an amount equal to the
fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities (for
purposes of this clause 7
treating all such securities as if
they were Shares), but which
securities are instead distributed
by the Depositary to Owners,
(8) a fee of $.02 or less per
American Depositary Share (or
portion thereof) for depositary
services, which will accrue on
the last day of each calendar
year and which will be payable
as provided in clause (9) below;
provided, however, that no fee
will be assessed under clause (8)
if a fee was charged pursuant to
clause (6) above during the
calendar year and (9) any other
charge payable by the
Depositary, any of the
Depositarys agents, including
the Custodian, or the agents of
the Depositarys agents in
connection with the servicing of
Shares or other Deposited
Securities (which charge shall
be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.6 of the Deposit
Agreement and shall be
collected at the sole discretion
of the Depositary by billing
such Owners for such charge or
by deducting such charge from
one or more cash dividends or
other cash distributions).
The Depositary, subject to
Section 2.9 of the Deposit
Agreement hereof, may own
and deal in any class of
securities of the Company and
its affiliates and in Receipts.
8.	PRE-RELEASE OF
RECEIPTS
The Depositary may issue
Receipts against delivery by the
Company (or any agent of the
Company recording Share
ownership) of rights to receive
Shares from the Company (or
any such agent of the
Company).  No such issue of
Receipts will be deemed a Pre-
Release that is subject to the
restrictions of the following
paragraph.
Unless requested in writing by
the Company to cease doing so,
the Depositary may,
notwithstanding Section 2.3 of
the Deposit Agreement, execute
and deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (Pre-Release).  The
Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release
or the Depositary knows that
such Receipt has been Pre-
Released.  The Depositary may
receive Receipts in lieu of
Shares in satisfaction of a Pre-
Release.  Each Pre-Release will
be (a) preceded or accompanied
by a written representation and
agreement from the person to
whom Receipts are to be
delivered (the Pre-Releasee)
that the Pre-Releasee, or its
customer, (i) owns the Shares or
Receipts to be remitted, as the
case may be, (ii) assigns all
beneficial right, title and interest
in such Shares or Receipts, as
the case may be, to the
Depositary in its capacity as
such and for the benefit of the
Owners, and (iii) will not take
any action with respect to such
Share or Receipts, as the case
may be, that is inconsistent with
the transfer of beneficial
ownership (including, without
the consent of the Depositary,
disposing of such Shares or
Receipts, as the case may be,
other than in satisfaction of such
Pre-Release), (b) at all time
fully collateralized with cash,
U.S. government securities or
such other collateral as the
Depositary determines, in good
faith, will provide substantially
similar liquidity and security,
(c) terminable by the Depositary
on not more than five
(5) Business Days notice, and
(d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of Shares not deposited but
represented by American
Depositary Shares outstanding
at any time as a result of Pre-
Releases will not normally
exceed thirty percent (30%) of
the Shares deposited under the
Deposit Agreement; provided,
however, that the Depositary
reserves the right to disregard
such limit from time to time as
it deems reasonably appropriate,
and may, with the prior written
consent of the Company, change
such limit for purposes of
general application.  The
Depositary will also set dollar
limits with respect to Pre-
Release transactions to be
entered into hereunder with any
particular Pre-Releasee on a
case-by-case basis as the
Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its
obligations to the Owners under
the Deposit Agreement, the
collateral referred to in
clause (b) above shall be held
by the Depositary as security for
the performance of the Pre-
Releasees obligations to the
Depositary in connection with a
Pre-Release transaction,
including the Pre-Releasees
obligation to deliver Shares or
Receipts upon termination of a
Pre-Release transaction (and
shall not, for the avoidance of
doubt, constitute Deposited
Securities hereunder).
The Depositary may retain for
its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS
It is a condition of this Receipt
and every successive Beneficial
Owner and Beneficial Owner of
this Receipt by accepting or
holding the same consents and
agrees, that title to this Receipt
when properly endorsed or
accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the
laws of New York, provided,
however, that the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to distribution of
dividends or other distributions
or to any notice provided for in
the Deposit Agreement or for all
other purposes and neither the
Company nor the Depositary
will have any obligation or be
subject to any liability under the
Deposit Agreement to any
holder of this Receipt, unless
such holder is the owner hereof.
10.	VALIDITY OF RECEIPT
This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however, that such
signature may be a facsimile if a
Registrar for the Receipts shall
have been appointed and such
Receipts are countersigned by
the manual signature of a duly
authorized officer of the
Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS
The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-2(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by Beneficial Owners
and Owners at the public
reference facilities maintained
by the Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.
The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
(a) received by the Depositary
as the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished to
the Depositary by the Company
shall be furnished in English to
the extent such materials are
required to be translated into
English pursuant to any
regulations of the Commission.
The Depositary will keep books,
at its Corporate Trust Office, for
the registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners of Receipts provided
that such inspection shall not be
for the purpose of
communicating with Owners of
Receipts in the interest of a
business or object other than the
business of the Company or a
matter related to the Deposit
Agreement or the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS
Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts
received in a foreign currency
can in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to the
United States, and subject to the
Deposit Agreement, convert
such dividend or distribution
into dollars and will distribute
the amount thus received (net of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and Section 5.9
of the Deposit Agreement) to
the Owners of Receipts entitled
thereto, provided, however, that
in the event that the Company
or the Depositary is required to
withhold and does withhold
from any cash dividend or other
cash distribution in respect of
any Deposited Securities an
amount on account of taxes, the
amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.
Subject to the provisions of
Sections 4.11 and 5.9 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Sections 4.1, 4.3 or 4.4 of the
Deposit Agreement, the
Depositary will, after
consultation with the Company,
cause the securities or property
received by it to be distributed
to the Owners entitled thereto,
in any manner that the
Depositary may deem equitable
and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting such
distribution, including, but not
limited to, the public or private
sale of the securities or property
thus received, or any part
thereof, and the net proceeds of
any such sale (net of the fees
and expenses of the Depositary
as provided in Article 7 hereof
and Section 5.9 of the Deposit
Agreement) will be distributed
by the Depositary to the Owners
of Receipts entitled thereto all in
the manner and subject to the
conditions described in
Section 4.1 of the Deposit
Agreement.
If any distribution upon any
Deposited Securities consists of
a dividend in, or free
distribution of, Shares, the
Depositary may distribute to the
Owners of outstanding Receipts
entitled thereto in proportion to
the number of American
Depositary Shares representing
such Deposited Securities
evidenced by Receipts held by
them respectively, additional
Receipts evidencing an
aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or other
governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the
payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in
the manner and subject to the
conditions described in
Section 4.1 of the Deposit
Agreement.  If additional
Receipts are not so distributed,
each American Depositary
Share shall thenceforth also
represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In connection with any
distribution to Owners, the
Company or its agent or the
Depositary or its agent, as
appropriate, will remit to the
appropriate governmental
authority or agency all amounts
(if any) required to be withheld
by the Company or Depositary
and owing to such authority or
agency.  The Depositary will
forward to the Company or its
agent such information from its
records as the Company may
reasonably request to enable the
Company or its agent to file
necessary reports with
governmental authorities or
agencies.  Notwithstanding any
other provision of the Deposit
Agreement, in the event that the
Depositary determines that any
distribution in property
(including Shares and rights to
subscribe therefor) is subject to
any tax or other governmental
charge which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or a
portion of such property
(including Shares and rights to
subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes or charges and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes or
charges to the Owners entitled
thereto in proportion to the
number of American Depositary
Shares held by them
respectively and the Depositary
shall, if feasible without
withholding for or on account of
taxes or other governmental
charges, without registration of
such Shares under the Securities
Act of 1933 and otherwise in
compliance with applicable law,
distribute any unsold balance of
such cash or property in
accordance with the provisions
of the Deposit Agreement.
The Depositary will forward to
the Company such information
from its records, that it may
have in its capacity as
Depositary, as the Company
may reasonably request to
enable the Company to file
necessary reports with
governmental authorities or
agencies and either the
Company or the Depositary may
file any such reports necessary
to obtain benefits under any
applicable tax treaties for
Owners.
13.	CONVERSION OF
FOREIGN CURRENCY
Whenever the Depositary or the
Custodian shall receive foreign
currency, by way of dividends
or other distributions or the net
proceeds from the sale of
securities, property or rights,
and if at the time of the receipt
thereof the foreign currency so
received can in the judgment of
the Depositary be converted on
a reasonable basis into Dollars
and the resulting Dollars
transferred to the United States,
the Depositary shall convert or
cause to be converted, by sale or
in any other manner that it may
determine, such foreign
currency into Dollars, and such
Dollars shall be distributed to
the Owners entitled thereto or, if
the Depositary shall have
distributed any warrants or other
instruments which entitle the
Benefical Owners thereof to
such Dollars, then to the
Benefical Owners of such
warrants and/or instruments
upon surrender thereof for
cancellation.  Such distribution
may be made upon an averaged
or other practicable basis
without regard to any
distinctions among Owners on
account of exchange
restrictions, the date of delivery
of any Receipt or otherwise and
shall be net of any expenses of
conversion into Dollars incurred
by the Depositary as provided in
Section 5.9 of the Deposit
Agreement.
If such conversion or
distribution can be effected only
with the approval or license of
any government or agency
thereof, the Depositary shall file
such application for approval or
license, if any, as it may deem
desirable.
If at any time the Depositary
shall determine that in its
judgment any foreign currency
received by the Depositary or
the Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any approval
or license of any government or
agency thereof which is
required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or
if any such approval or license
is not obtained within a
reasonable period as determined
by the Depositary, the
Depositary may distribute the
foreign currency (or an
appropriate document
evidencing the right to receive
such foreign currency) received
by the Depositary to, or in its
discretion may hold such
foreign currency uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners entitled
to receive the same.
If any such conversion of
foreign currency, in whole or in
part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the
Owners entitled thereto and may
distribute the balance of the
foreign currency received by the
Depositary to, or hold such
balance uninvested and without
liability for interest thereon for
the respective accounts of, the
Owners entitled thereto.
14.	RIGHTS
In the event that the Company
shall offer or cause to be offered
to the Beneficial Owners of any
Deposited Securities any rights
to subscribe for additional
Shares or any rights of any other
nature, the Depositary, shall,
after consultation with the
Company, have discretion as to
the procedure to be followed in
making such rights available to
any Owners or in disposing of
such rights on behalf of any
Owners and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or, for any
other reason, the Depositary
may not either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to
such Owners, then the
Depositary shall allow the rights
to lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain
Owners but not to other
Owners, the Depositary may
distribute, to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it
deems appropriate.
In circumstances in which rights
would otherwise not be
distributed, if an Owner of
Receipts requests the
distribution of warrants or other
instruments in order to exercise
the rights allocable to the
American Depositary Shares of
such Owner hereunder, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
(a) the Company has elected in
its sole discretion to permit such
rights to be exercised and
(b) such Owner has executed
such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.
If the Depositary has distributed
warrants or other instruments
for rights to all or certain
Owners, then upon instruction
from such an Owner pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares to
be received upon the exercise of
the rights, and upon payment of
the fees and expenses of the
Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the Shares,
and the Company shall cause
the Shares so purchased to be
delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.2 of the
Deposit Agreement, and shall,
pursuant to Section 2.3 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.
In the case of a distribution
pursuant to the second
paragraph of this Article 13 and
Section 4.4 of the Deposit
Agreement, such Receipts shall
be legended in accordance with
applicable U.S. laws, and shall
be subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
such laws.
If the Depositary determines in
its discretion, that it is not
lawful and feasible to make
such rights available to all or
certain Owners, it may sell the
rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to
whom it has determined it may
not lawfully or feasibly make
such rights available, and
allocate the net proceeds of such
sales (net of the fees and
expenses of the Depositary as
provided in Section 5.9 of the
Deposit Agreement and all taxes
and governmental charges
payable in connection with such
rights and subject to the terms
and conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or other
instruments, upon an averaged
or other practical basis without
regard to any distinctions
among such Owners because of
exchange restrictions or the date
of delivery of any Receipt or
otherwise.
The Depositary will not offer
rights to Owners unless both the
rights and the securities to
which such rights relate are
either exempt from registration
under the Securities Act of 1933
with respect to a distribution to
all Owners or are registered
under the provisions of such
Act; provided, that nothing in
the Deposit Agreement shall
create any obligation on the part
of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement declared
effective.  If an Owner of
Receipts requests the
distribution of warrants or other
instruments, notwithstanding
that there has been no such
registration under such Act, the
Depositary shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from
such registration.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful
or feasible to make such rights
available to Owners in general
or any Owner in particular.
15.	RECORD DATES
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash shall
be made, or whenever rights
shall be issued with respect to
the Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date, (a) for the determination of
the Owners of Receipts who
shall be (i) entitled to receive
such dividend, distribution or
rights or the net proceeds of the
sale thereof or (ii) entitled to
give instructions for the exercise
of voting rights at any such
meeting, or (iii) who shall be
responsible for any fee assessed
by the Depositary pursuant to
this Deposit Agreement, or
(b) on or after which each
American Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.
16.	VOTING OF DEPOSITED
SECURITIES
Upon receipt of notice of any
meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable thereafter,
mail to the Owners of Receipts
a notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained in
such notice of meeting received
by the Depositary from the
Company, (b) a statement that
the Owners of Receipts as of the
close of business on a specified
record date will be entitled,
subject to any applicable
provision of law and of the
Articles of Association of the
Company, to instruct the
Depositary as to the exercise of
the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and (c) a statement as to
the manner in which such
instructions may be given.
Upon the written request of an
Owner of a Receipt on such
record date, received on or
before the date established by
the Depositary for such purpose,
the Depositary shall endeavor in
so far as practicable to vote or
cause to be voted the amount of
Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions
set forth in such request.  The
Depositary shall not vote or
attempt to exercise the right to
vote that attaches to the Shares
or other Deposited Securities,
other than in accordance with
such instructions.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES
In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not
apply, upon any change in
nominal value, change in par
value, split-up, consolidation, or
any other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, in
addition to the existing
Deposited Securities, the right
to receive the new Deposited
Securities so received in
exchange or conversion, unless
additional Receipts are
delivered pursuant to the
following sentence.  In any such
case the Depositary may
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or call
for the surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.
18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY
Neither the Depositary nor the
Company nor any of their
respective directors, employees,
agents or affiliates shall incur
any liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law, regulation, order,
decree, moratorium or fiat of the
United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future, of
the Articles of Association of
the Company, or by reason of
any provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or war
or other circumstances beyond
its control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed; nor shall the
Depositary or the Company or
any of their respective directors,
officers, employees, agents or
affiliates incur any liability to
any Owner or Beneficial Owner
of a Receipt by reason of any
non-performance or delay,
caused as aforesaid, in the
performance of any act or thing
which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement or the Companys
Articles of Association.  Where,
by the terms of a distribution
pursuant to Sections 4.1, 4.2 or
4.3 of the Deposit Agreement,
or an offering or distribution
pursuant to Section 4.4 of the
Deposit Agreement, such
distribution or offering may not
be made available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds available
to such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse.  Neither the
Company nor the Depositary
assumes any obligation or shall
be subject to any liability under
the Deposit Agreement to
Owners or Beneficial Owners of
Receipts, except that they agree
to perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject
to any liability with respect to
the validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation to
appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which in
its opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and liability
shall be furnished as often as
may be required, and the
Custodian shall not be under
any obligation whatsoever with
respect to such proceedings, the
responsibility of the Custodian
being solely to the Depositary.
Neither the Depositary nor the
Company shall be liable for any
action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or Beneficial Owner
of a Receipt, or any other person
believed by it in good faith to be
competent to give such advice
or information.  The Depositary
shall not be responsible for any
failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote
is cast or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall not
be liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary or
in connection with a matter
arising wholly after the removal
or resignation of the Depositary,
provided that in connection with
the issue out of which such
potential liability arises the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and affiliates
and any Custodian against, and
hold each of them harmless
from, any liability or expense
(including, but not limited to,
the reasonable fees and
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with the
provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and affiliates,
except for any liability or
expense arising out of the
negligence or bad faith of either
of them, or (ii) by the Company
or any of its directors,
employees, agents and affiliates.
No disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR CUSTODIAN
The Depositary may at any time
resign as Depositary hereunder
by written notice of its election
so to do delivered to the
Company, such resignation to
take effect upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.  The
Depositary may be removed by
the Company with at least
120 days prior written notice of
such removal, effective upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in
the best interest of the Owners
of Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.
20.	AMENDMENT
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and
from time to time be amended
by agreement between the
Company and the Depositary
without the consent of Owners
or Beneficial Owners of
Receipts in any respect which
they may deem necessary or
desirable.  Any amendment
which shall impose or increase
any fees or charges (other than
taxes and other governmental
charges, registration fees and
cable, telex or facsimile
transmission costs, delivery
costs or other such expenses), or
which shall otherwise prejudice
any substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts until
the expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding Receipts.
Every Owner of a Receipt at the
time any amendment so
becomes effective shall be
deemed, by continuing to hold
such Receipt, to consent and
agree to such amendment and to
be bound by the Deposit
Agreement as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT
The Depositary, at any time at
the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then outstanding
at least 90 days prior to the date
fixed in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to the
Company and the Owners of all
Receipts then outstanding if at
any time 90 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of its
election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt, will upon
(a) surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for the
surrender of Receipts referred to
in Section 2.5 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to him or
upon his order, of the amount of
Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the Owners thereof,
and shall not give any further
notices or perform any further
acts under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit
Agreement, and shall continue
to deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each case,
the fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
At any time after the expiration
of one year from the date of
termination, the Depositary may
sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter
hold uninvested the net
proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for the pro
rata benefit of the Owners of
Receipts which have not
theretofore been surrendered,
such Owners thereupon
becoming general creditors of
the Depositary with respect to
such net proceeds.  After
making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement to account
for such net proceeds and other
cash (after deducting, in each
case, the fee of the Depositary
for the surrender of a Receipt,
any expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
Upon the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under the
Deposit Agreement except for
its obligations to the Depositary
with respect to indemnification,
charges and expenses.
22.	DISCLOSURE OF
INTEREST
The Company may from time to
time request Owners to provide
information as to the capacity in
which such Owners own or
owned Receipts and regarding
the identity of any other persons
then or previously having a
beneficial interest in such
Receipts and the nature of such
interest and various other
matters.  Each Owner agrees to
provide any information
requested by the Company or
the Depositary pursuant to
Section 3.4 of the Deposit
Agreement.  The Depositary
agrees to comply with
reasonable written instructions
received from time to time from
the Company requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Company any
such responses to such requests
received by the Depositary.
To the extent that provisions of
or governing any Deposited
Securities, the Companys
Articles of Association or
applicable law may (i) require
the disclosure of beneficial or
other ownership of Deposited
Securities and other securities to
the Company or (ii) provide for
blocking of Owners transfer and
voting or other rights to enforce
such disclosure or limit such
ownership, the Depositary shall
use reasonable efforts in order
to comply to the extent
practicable with Company
instructions as to Receipts in
respect of any such enforcement
of limitation.  Owners shall
comply with all such disclosure
requirements and shall
cooperate with the Depositarys
compliance with such
instructions and by their holding
of Receipts are deemed to
consent to any such limitation or
blocking of rights.
23.	SUBMISSION TO
JURISDICTION:
APPOINTMENT OF AGENT
FOR SERVICE OF
PROCESS
The Company hereby
(i) irrevocably designates and
appoints CT Corporation, 111
Eighth Avenue, New York,
New York 10011, United States
of America, as the Companys
authorized agent upon which
process may be served in any
suit or proceeding arising out of
or relating to the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or this Agreement,
(ii) consents and submits to the
jurisdiction of any state or
federal court the State of New
York in which any such suit or
proceeding may be instituted,
and (iii) agrees that service of
process upon said authorized
agent shall be deemed in every
respect effective service of
process upon the Company in
any such suit or proceeding.
The Company agrees to deliver,
upon the execution and delivery
of this Deposit Agreement, a
written acceptance by such
agent of its appointment as such
agent.  The Company further
agrees to take any and all action,
including the filing of any and
all such documents and
instruments, as may be
necessary to continue such
designation and appointment in
full force and effect for so long
as any American Depositary
Shares or Receipts remain
outstanding or this Agreement
remains in force.  In the event
the Company fails to continue
such designation and
appointment in full force and
effect, the Company hereby
waives personal service of
process upon it and consents
that any such service of process
may be made by certified or
registered mail, return receipt
requested, directed to the
Company at its address last
specified for notices hereunder,
and service so made shall be
deemed completed five (5) days
after the same shall have been
so mailed.
24.	COMPLIANCE WITH U.S.
SECURITIES LAWS
Notwithstanding anything in the
Deposit Agreement to the
contrary, each of the Company
and the Depositary agrees that it
will not exercise any rights it
has under the Deposit
Agreement to prevent
withdrawal or delivery of
Deposited Securities in a
manner which would violate the
U.S. securities laws, including,
but not limited to,
Section I.A.(1) of the General
Instructions to the Form F-6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.




Nyc-1/60343/01		100613/00131